UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2012

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 9, 2012, we entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC acting as representatives of the underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering of 5,300,000 shares (the “Shares”) of our common stock, par value $0.001 per share (the “Common Stock”). All of the shares are being sold by us. The offering price to the public is $14.50 per share, and the Underwriters have agreed to purchase the Shares from us pursuant to the Underwriting Agreement at a price of $13.63 per share. After underwriting discounts and commissions and estimated offering expenses, we expect to receive net proceeds of approximately $72.089 million. Under the terms of the Underwriting Agreement, we have granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 795,000 shares of Common Stock to cover over-allotments, if any, at the public offering price less the underwriting discounts and commissions.

The Shares will be issued pursuant to a shelf registration statement the Company filed with the U.S. Securities and Exchange Commission (the “SEC”), (File No. 333-173534), which became effective on April 22, 2011. A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering is expected to take place on August 14, 2012, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

We issued a press release on August 9, 2012 announcing the pricing of the public offering. This press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included in this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2012, between the Company and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

99.1	Press Release, dated August 9, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: August 10, 2012	By:	/s/ Gerald E. Quirk
Gerald E. Quirk Vice President, Corporate Affairs & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2012, between the Company and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

99.1	Press Release, dated August 9, 2012.